Goodwill and Intangible Assets - Schedule of Future Estimated Aggregate Amortization Related to Finite-lived Intangible Assets (Details) - NV5 Global, Inc. [Member] - USD ($) $ in Thousands	Jun. 28, 2025	Dec. 28, 2024	Dec. 30, 2023
Goodwill and Intangible Assets - Schedule of Future Estimated Aggregate Amortization Related to Finite-lived Intangible Assets (Details) [Line Items]
2025		$ 47,126
2026		39,849
2027		29,028
2028		21,988
2029		18,413
Thereafter		50,188
Total	$ 186,836	$ 206,592	$ 210,659